                                    [PHOTO]

                         Annual Report August 31, 2000

                                  Oppenheimer
                           Capital Appreciation Fund

                          [OPPENHEIMERFUNDS(R) LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 1 President's Letter

 3 An Interview
   with Your Fund's
   Manager

 7 Fund Performance

12 FINANCIAL
   STATEMENTS

36 INDEPENDENT
   AUDITORS' REPORT

37 Federal
   Income Tax
   Information

38 Officers and Trustees



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

GOOD INDIVIDUAL STOCK SELECTIONS IN THE TECHNOLOGY, HEALTHCARE AND CAPITAL GOODS SECTORS drove the Fund's strong performance.

By trimming the Fund's technology holdings during the first half of the period, WE LIMITED THE IMPACT OF THE TECHNOLOGY SLUMP IN APRIL AND MAY 2000.

ECONOMIC AND MARKET CONDITIONS APPEAR HEALTHY, with excellent prospects for sustainable growth.


AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period Ended 8/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
48.01%        39.50%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
46.88%        41.88%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
46.89%        45.89%

Class Y
------------------------
48.64%



* SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

[PHOTO]

BRIDGET A. MACASKILL
President
Capital Appreciation
Fund


PRESIDENT'S LETTER

Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


                    1 OPPENHEIMER CAPITAL APPRECIATION FUND

PRESIDENT'S LETTER


     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
September 22, 2000


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                    2 OPPENHEIMER CAPITAL APPRECIATION FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Edward Amberger
Jane Putnam
(Portfolio Manager)


AN INTERVIEW WITH YOUR FUND'S MANAGER

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE FISCAL YEAR THAT ENDED AUGUST 31, 2000?

A. We are pleased with the Fund's performance. Despite a highly volatile market environment that favored growth stocks regardless of price, we delivered strong positive returns while maintaining our disciplined, growth-at-a-reasonable-price investment strategy. We attribute the Fund's gains primarily to good individual stock selections in the technology, healthcare and capital goods sectors, which more than made up for disappointing results from our holdings in consumer cyclicals. In addition, the Fund's Class A shares were rated 4-star (****) overall by Morningstar.(1)

WHAT MADE THIS SUCH A VOLATILE PERIOD?

Throughout the period, investors struggled to weigh the positive impact of encouraging economic data against the negative impact of rising interest rates. In late 1999, equity markets--which had begun the period at high levels--were driven yet higher by continued strength in the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. On the other hand, interest rate hikes by the Federal Reserve Board (the Fed) threatened corporate profitability and heightened concerns about the potential for rising inflation.

     As the Fed continued to raise interest rates in 2000, many segments of the market sagged. Yet, despite interest rate concerns, investors seemed willing to pay increasingly higher prices for the high-growth potential of many technology-related


1. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star ratings are based on the weighted average of 3-, 5- and 10-year (if applicable) ratings for a fund or class and are subject to change monthly. The Fund's Class A shares are rated 4 stars (3-year), 5 stars (5-year) and 4 stars (10-year) among 3,876, 2,419 and 796 domestic equity funds, respectively for the periods ended 9/30/00. A fund's Morningstar rating is a relative ranking of the fund within its peer group and does not necessarily mean that the fund had high total returns.



                     3 OPPENHEIMER CAPITAL APPRECIATION FUND

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/00(2)

Class A
1-Year  5-Year 10-Year
-------------------------
31.64%  24.26% 21.96%

Class B        Since
1-Year  5-Year Inception
-------------------------
33.60%  N/A    25.05%

Class C        Since
1-Year  5-Year Inception
-------------------------
37.60%  24.73% 22.48%

Class Y        Since
1-Year  5-Year Inception
-------------------------
40.28%  N/A    24.78%


AN INTERVIEW WITH YOUR FUND'S MANAGER

stocks. Market strength became increasingly concentrated in a relatively small number of technology stocks, driving the valuations of these companies to very high levels by March 2000.

     During the second quarter of 2000, interest rate concerns finally took their toll on technology stocks, causing many of the highest-flying stocks in the sector to fall as rapidly as they had risen. Investors showed renewed concern about company fundamentals and profitability, shifting the focus of market strength from growth- to value-oriented stocks in April and May. In June, July and August, however, better-than-expected corporate earnings reports--along with preliminary signs that U.S. economic growth might be slowing in response to the Fed's measures--bolstered investor confidence and gave new impetus to the broad markets. A number of sectors participated in this rally, including technology, energy and healthcare.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

We remained firmly committed to our disciplined strategy of seeking stocks with high growth potential at a reasonable price. This approach helped us limit the impact of technology stock volatility on the Fund by steering us away from the sector's most speculative stocks. We also trimmed our technology positions when valuations reached unsustainable levels during the first half of the period. Although we missed some of the sector's upside performance in late 1999 and early 2000 as a result, we also avoided the worst of the downturn that occurred when the technology bubble deflated in April and May 2000. We further enhanced our gains by focusing on leading companies in semiconductors and telecommunications equipment, two of the best-performing fields within technology.



2. See page 10 for further details.


                     4 OPPENHEIMER CAPITAL APPRECIATION FUND

"We enhanced our gains by focusing on leading companies in semiconductors and telecommunications equipment, two of the best-performing fields within technology."


     In addition, we scored notable successes in both the health-care and capital goods sectors. Many healthcare stocks per-formed well during the period, recovering from the previous year's challenging regulatory and competitive environment. Our holdings among medical device companies, medical suppliers and major pharmaceutical firms performed even better than did the sector's average. The capital goods sector, on the other hand, generally produced flat performance throughout the period. Nevertheless, our capital goods holdings performed well as a group, bolstered by excellent returns from companies that provide manufacturing services for the fast-growing telecommunications industry.

DID ANY INVESTMENTS FAIL TO MEET YOUR EXPECTATIONS?

Of course, not all of our stock selections performed equally well. We suffered disappointments even among our strongest sectors. For example, after tripling in value since we purchased it in early 1999, Nokia Corp. stock fell approximately 25% during one week in July 2000, when the company reported disappointing earnings. Although we had trimmed our position shortly before the stock dropped, it remains one of the Fund's largest holdings. We continue to believe the wireless industry has plenty of room to grow, and that this leading supplier of wireless products and networks is well positioned to profit from that growth.

     Among other sectors we emphasized, we were generally disappointed by the performance of our consumer cyclicals. Despite reasonably strong fundamentals, many of our retailing and media and communications holdings were hurt by fears that the economy might slow, reducing revenue growth.

WHAT IS YOUR OUTLOOK OVER THE COMING MONTHS?

We believe the economic outlook remains strong. The rate of U.S. economic growth appears to be slowing, increasing the prospects for healthy, sustainable growth in the future. We also see indications that a wider range of industries and investment

                     5 OPPENHEIMER CAPITAL APPRECIATION FUND

SECTOR ALLOCATION(3)

[PIE CHART]

- Technology      32.8%
- Consumer
  Staples         13.0
- Consumer
  Cyclicals       11.1
- Financial       10.8
- Capital Goods   10.1
- Healthcare       7.2
- Energy           6.4
- Communication
  Services         3.8
- Utilities        2.6
- Transportation   1.4
- Basic Materials  0.8


sectors may be participating in the market's strength. We consider this a positive development for the Fund's disciplined, diversified investment approach. We have recently added to our holdings in such diverse sectors as energy, utilities, financials, consumer staples and basic materials.

     Going forward, we are committed to rigorously adhering to our fundamental approach of seeking growth at the right price. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well. That's why Oppenheimer Capital Appreciation Fund continues to be part of The Right Way to Invest.


TOP FIVE COMMON STOCK INDUSTRIES(4)
 ...........................................................
Electronics                                            9.7%
 ...........................................................
Communications Equipment                               9.6
 ...........................................................
Manufacturing                                          7.2
 ...........................................................
Computer Software                                      7.0
 ...........................................................
Diversified Financial                                  5.5

TOP TEN COMMON STOCK HOLDINGS(4)
 ...........................................................
Cisco Systems, Inc.                                    2.9%
 ...........................................................
Nokia Corp., A Shares, Sponsored ADR                   2.8
 ...........................................................
Sanmina Corp.                                          2.8
 ...........................................................
Time Warner, Inc.                                      2.4
 ...........................................................
Microsoft Corp.                                        2.4
 ...........................................................
Nortel Networks Corp.                                  2.2
 ...........................................................
Citigroup, Inc.                                        1.6
 ...........................................................
News Corp. Ltd. (The), Sponsored ADR                   1.5
 ...........................................................
Comcast Corp., Cl. A Special                           1.5
 ...........................................................
Vodafone Group plc, Sponsored ADR                      1.4


3. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of the Fund's common stock holdings.

4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets.

                     6 OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE


HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended August 31, 2000, the U.S. economy enjoyed robust growth, supporting the performance of growthoriented equity markets. The Fund participated strongly in the market's gains. For the first six months of the period, market strength was concentrated in technology stocks. The Fund participated in the technology run-up, emphasizing semiconductor and telecommunications equipment stocks. As technology valuations rose to levels we considered unsustainable, we trimmed the Fund's positions, thereby limiting the impact of the technology slump in April and May 2000. As growth stocks enjoyed a broader-based advance during the last three months of the period, we achieved strong returns from healthcare and capital goods holdings, as well as technology. These gains outweighed disappointing results from consumer cyclicals. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2000; in the case of Class A shares, performance is measured over a 10 year period; in the case of Class B shares, from the inception of the class on November 1, 1995, in the case of Class C shares, from the inception of the Class on December 1, 1993, and in the case of Class Y shares, from the inception of the class on November 3, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.


                     7 OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

  [The following table was originally a line graph in the printed materials]

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

          Oppenheimer
            Capital
          Appreciation
             Fund
           (Class A)      S&P 500
12/31/90      9425           10000
12/31/91     13320           13040
12/31/92     14688         14032.1
12/31/93     15265         15443.3
12/31/94     15335         15646.1
12/31/95     20679         21518.7
 8/31/96     23218         23122.1
 8/31/97     32626         32515.4
 8/31/98     31301           35156
 8/31/99     46125         49150.3
 8/31/00     68268         57164.8

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/00(2)
1-YEAR 39.50%   5-YEAR 26.81%   10-YEAR 21.78%

  [The following table was originally a line graph in the printed materials]

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

          Oppenheimer
            Capital
          Appreciation
             Fund
           (Class B)      S&P 500
11/1/95      10000           10000
8/31/96      11353         11391.5
8/31/97      15813         16019.2
8/31/98      15044         17320.2
8/31/99      21995         24214.7
8/31/00      32106         28163.1

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/00(2)
1-YEAR 41.88%   LIFE 27.29%



1. The Fund changed its fiscal year end from December 31 to August 31.

2. See page 10 for further details.

                     8 OPPENHEIMER CAPITAL APPRECIATION FUND

  [The following table was originally a line graph in the printed materials]

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

          Oppenheimer
            Capital
          Appreciation
             Fund
           (Class C)      S&P 500
 12/1/93     10000           10000
12/31/93     10117         10024.4
12/31/94     10066         10156.1
12/31/95     13443         13968.1
 8/31/96     15010         15008.8
 8/31/97     20917         21106.1
 8/31/98     19905         22820.2
 8/31/99     29092         31904.1
 8/31/00     42735         37106.4

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/00(2)
1-YEAR 45.89%   5-YEAR 27.28%   LIFE 24.01%

  [The following table was originally a line graph in the printed materials]

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

          Oppenheimer
            Capital
          Appreciation
             Fund
           (Class Y)      S&P 500
11/3/97      10000           10000
8/31/98       9256           10251
8/31/99      13688         14331.6
8/31/00      20347         16668.5

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 8/31/00(2)
1-YEAR 48.64%   LIFE 28.56%


The performance information for S&P 500 in the graphs begins on 12/31/90 for Class A, 10/31/95 for Class B, 11/30/93 for Class C and 10/31/97 for Class Y.

1. The Fund changed its fiscal year end from 12/31 to 8/31.

2. See page 10 for further details.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.


                     9 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES


IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S RETURNS AT 9/30/00 INCLUDE RESULTS FOR PERIODS OF EXCEPTIONAL MARKET PERFORMANCE THAT IS NOT TYPICAL OF HISTORICAL RESULTS. YOU SHOULD NOT EXPECT THOSE GROWTH RATES TO CONTINUE. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A The inception date of the Fund was 1/22/81. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B Class B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge.

CLASS C Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y Class Y shares of the Fund were first publicly offered on 11/3/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                    10 OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                      FINANCIALS






                    11 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  August 31, 2000

                                                                     MARKET VALUE
                                                            SHARES     SEE NOTE 1
==================================================================================
COMMON STOCKS--88.5%
----------------------------------------------------------------------------------
BASIC MATERIALS--0.7%
----------------------------------------------------------------------------------
CHEMICALS--0.5%
Lafarge Corp.                                              400,300   $  9,757,312
----------------------------------------------------------------------------------
PPG Industries, Inc.                                       300,000     12,150,000
----------------------------------------------------------------------------------
Union Carbide Corp.                                        230,000      9,214,375
                                                                     -------------
                                                                       31,121,687

----------------------------------------------------------------------------------
METALS--0.1%
Alcoa, Inc.                                                280,000      9,310,000
----------------------------------------------------------------------------------
PAPER--0.1%
Boise Cascade Corp.                                        160,000      4,780,000
----------------------------------------------------------------------------------
CAPITAL GOODS--8.9%
----------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.2%
Boeing Co.                                                 230,000     12,333,750
----------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.9%
Vishay Intertechnology, Inc.(1)                          1,500,000     60,468,750
----------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.6%
Coflexip SA, Sponsored ADR                                 145,200      8,625,787
----------------------------------------------------------------------------------
Republic Services, Inc.(1)                                 600,000      8,775,000
----------------------------------------------------------------------------------
Waste Management, Inc.                                   1,200,000     22,725,000
                                                                     -------------
                                                                       40,125,787

----------------------------------------------------------------------------------
MANUFACTURING--7.2%
Corning, Inc.                                              170,600     55,946,137
----------------------------------------------------------------------------------
Dover Corp.                                                600,000     29,325,000
----------------------------------------------------------------------------------
Flextronics International Ltd.(1)                        1,130,000     94,143,125
----------------------------------------------------------------------------------
Honeywell International, Inc.                              400,000     15,425,000
----------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                       650,000     60,450,000
----------------------------------------------------------------------------------
Sanmina Corp.(1)                                         1,570,000    185,260,000
----------------------------------------------------------------------------------
Tyco International Ltd.                                    200,000     11,400,000
----------------------------------------------------------------------------------
United Technologies Corp.                                  260,000     16,233,750
----------------------------------------------------------------------------------
Veeco Instruments, Inc.(1)                                 180,000     16,132,500
                                                                     -------------
                                                                      484,315,512


                    12 OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                     MARKET VALUE
                                                            SHARES     SEE NOTE 1
==================================================================================
COMMUNICATION SERVICES--3.3%
----------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE--0.6%
AT&T Corp.                                                 350,000   $ 11,025,000
----------------------------------------------------------------------------------
WorldCom, Inc.(1)                                          830,000     30,295,000
                                                                     -------------
                                                                       41,320,000

----------------------------------------------------------------------------------
TELECOMMUNICATIONS-WIRELESS--2.7%
Amdocs Ltd.(1)                                             384,600     27,474,862
----------------------------------------------------------------------------------
AT&T Wireless Group(1)                                     372,400      9,752,225
----------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A(1)                      600,000     33,262,500
----------------------------------------------------------------------------------
Tycom Ltd.(1)                                              116,200      4,836,825
----------------------------------------------------------------------------------
Vodafone Group plc, Sponsored ADR                        2,300,000     94,156,250
----------------------------------------------------------------------------------
Williams Communications Group, Inc.(1)                     421,800     12,390,375
                                                                     -------------
                                                                      181,873,037

----------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.8%
----------------------------------------------------------------------------------
AUTOS & HOUSING--1.4%
Centex Corp.                                               615,000     17,758,125
----------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                485,550     13,079,503
----------------------------------------------------------------------------------
Ford Motor Co.                                           1,748,175     42,283,983
----------------------------------------------------------------------------------
Gentex Corp.(1)                                            680,000     17,595,000
                                                                     -------------
                                                                       90,716,611

----------------------------------------------------------------------------------
CONSUMER SERVICES--1.2%
Omnicom Group, Inc.                                        730,000     60,909,375
----------------------------------------------------------------------------------
Young & Rubicam, Inc.                                      330,000     19,305,000
                                                                     -------------
                                                                       80,214,375

----------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.1%
Carnival Corp.                                           2,200,000     43,862,500
----------------------------------------------------------------------------------
Harley-Davidson, Inc.                                      600,000     29,887,500
                                                                     -------------
                                                                       73,750,000

----------------------------------------------------------------------------------
MEDIA--3.9%
News Corp. Ltd. (The), Sponsored ADR                     1,850,000     97,356,250
----------------------------------------------------------------------------------
Time Warner, Inc.                                        1,900,000    162,450,000
                                                                     -------------
                                                                      259,806,250


                    13 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Continued

                                                                     MARKET VALUE
                                                            SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
RETAIL:  SPECIALTY--2.1%
Abercrombie & Fitch Co., Cl. A(1)                          900,000   $ 20,868,750
----------------------------------------------------------------------------------
Gap, Inc.                                                1,750,000     39,265,625
----------------------------------------------------------------------------------
Nike, Inc., Cl. B                                          850,000     33,628,125
----------------------------------------------------------------------------------
Tiffany & Co.                                              800,000     33,300,000
----------------------------------------------------------------------------------
Zale Corp.(1)                                              398,800     14,730,675
                                                                     -------------
                                                                      141,793,175

----------------------------------------------------------------------------------
TEXTILE/APPAREL & HOME FURNISHINGS--0.1%
Too, Inc.(1)                                               360,000      8,865,000
----------------------------------------------------------------------------------
CONSUMER STAPLES--11.4%
----------------------------------------------------------------------------------
BEVERAGES--2.0%
Adolph Coors Co., Cl. B                                    500,000     29,781,250
----------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                  400,000     31,525,000
----------------------------------------------------------------------------------
PepsiCo, Inc.                                              800,000     34,100,000
----------------------------------------------------------------------------------
Seagram Co. Ltd. (The)                                     650,000     39,121,875
                                                                     -------------
                                                                      134,528,125

----------------------------------------------------------------------------------
BROADCASTING--5.0%
Cablevision Systems Corp., Cl. A(1)                        430,000     28,917,500
----------------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)                    1,168,000     84,534,000
----------------------------------------------------------------------------------
Comcast Corp., Cl. A Special(1)                          2,610,000     97,222,500
----------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares(1)                 650,000     18,809,375
----------------------------------------------------------------------------------
Hispanic Broadcasting Corp.(1)                             750,000     19,265,625
----------------------------------------------------------------------------------
Infinity Broadcasting Corp., Cl. A(1)                    1,650,000     62,493,750
----------------------------------------------------------------------------------
Rogers Communications, Inc., Cl. B(1)                    1,005,200     24,811,338
                                                                     -------------
                                                                      336,054,088

----------------------------------------------------------------------------------
ENTERTAINMENT--2.0%
Royal Caribbean Cruises Ltd.                             2,280,000     52,155,000
----------------------------------------------------------------------------------
Viacom, Inc., Cl. B(1)                                   1,220,000     82,121,250
                                                                     -------------
                                                                      134,276,250

----------------------------------------------------------------------------------
FOOD--0.6%
Keebler Foods Co.                                          500,000     22,906,250
----------------------------------------------------------------------------------
Nabisco Holdings Corp., Cl. A                              300,000     16,031,250
                                                                     -------------
                                                                       38,937,500

                    14 OPPENHEIMER CAPITAL APPRECIATION FUND


                                                                     MARKET VALUE
                                                            SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--1.2%
CVS Corp.                                                1,000,000   $ 37,125,000
----------------------------------------------------------------------------------
Safeway, Inc.(1)                                           900,000     44,381,250
                                                                     -------------
                                                                       81,506,250

----------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.6%
Avon Products, Inc.                                      1,100,000     43,106,250
----------------------------------------------------------------------------------
ENERGY--5.7%
----------------------------------------------------------------------------------
ENERGY SERVICES--2.5%
Coastal Corp.                                              800,000     55,100,000
----------------------------------------------------------------------------------
Constellation Energy Group, Inc.                           150,000      5,737,500
----------------------------------------------------------------------------------
ENSCO International, Inc.                                  100,000      3,987,500
----------------------------------------------------------------------------------
Halliburton Co.                                            600,000     31,800,000
----------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                                 540,000     25,683,750
----------------------------------------------------------------------------------
Schlumberger Ltd.                                          300,000     25,593,750
----------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                               300,000     17,925,000
                                                                     -------------
                                                                      165,827,500

----------------------------------------------------------------------------------
OIL:  DOMESTIC--2.3%
Amerada Hess Corp.                                         766,700     52,471,031
----------------------------------------------------------------------------------
Exxon Mobil Corp.                                        1,050,000     85,706,250
----------------------------------------------------------------------------------
Forest Oil Corp.(1)                                        600,000      9,187,500
----------------------------------------------------------------------------------
Tosco Corp.                                                160,000      4,880,000
                                                                     -------------
                                                                      152,244,781

----------------------------------------------------------------------------------
OIL:  INTERNATIONAL--0.9%
Total Fina Elf SA, Sponsored ADR                           700,000     52,150,000
----------------------------------------------------------------------------------
Varco International, Inc.(1)                               460,000      9,286,250
                                                                     -------------
                                                                       61,436,250

----------------------------------------------------------------------------------
FINANCIAL--9.6%
----------------------------------------------------------------------------------
BANKS--1.8%
Bank of America Corp.                                      600,000     32,137,500
----------------------------------------------------------------------------------
Chase Manhattan Corp.                                    1,125,000     62,859,375
----------------------------------------------------------------------------------
FleetBoston Financial Corp.                                525,000     22,410,937
                                                                     -------------
                                                                      117,407,812

                    15 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Continued

                                                                     MARKET VALUE
                                                            SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--5.5%
Associates First Capital Corp., Cl. A                    1,300,000   $ 36,562,500
----------------------------------------------------------------------------------
C.I.T. Group, Inc., Cl. A                                  580,000     10,150,000
----------------------------------------------------------------------------------
Citigroup, Inc.                                          1,800,000    105,075,000
----------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                  400,000     58,000,000
----------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                           660,000     70,991,250
----------------------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                           256,800     11,620,200
----------------------------------------------------------------------------------
Schwab (Charles) Corp.                                     862,500     32,936,719
----------------------------------------------------------------------------------
Stilwell Financial, Inc.(1)                                880,000     42,570,000
                                                                     -------------
                                                                      367,905,669

----------------------------------------------------------------------------------
INSURANCE--1.6%
American International Group, Inc.                         345,000     30,748,125
----------------------------------------------------------------------------------
AXA Financial, Inc.                                      1,350,000     69,862,500
----------------------------------------------------------------------------------
Everest Re Group Ltd.                                      200,000      8,050,000
                                                                     -------------
                                                                      108,660,625

----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.7%
Boston Properties, Inc.                                    900,000     36,393,750
----------------------------------------------------------------------------------
Equity Office Properties Trust                             300,000      8,662,500
                                                                     -------------
                                                                       45,056,250

----------------------------------------------------------------------------------
HEALTHCARE--6.4%
----------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.9%
ALZA Corp., Cl. A(1)                                       525,000     39,703,125
----------------------------------------------------------------------------------
Amgen, Inc.(1)                                             630,000     47,761,875
----------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                   1,050,000     61,228,125
----------------------------------------------------------------------------------
Forest Laboratories, Inc.(1)                               240,000     23,490,000
----------------------------------------------------------------------------------
Pfizer, Inc.                                             2,070,000     89,527,500
----------------------------------------------------------------------------------
Pharmacia Corp.                                          1,120,000     65,590,000
                                                                     -------------
                                                                      327,300,625

----------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.5%
Baxter International, Inc.                                 335,000     27,888,750
----------------------------------------------------------------------------------
Becton, Dickinson & Co.                                  1,000,000     30,125,000
----------------------------------------------------------------------------------
Medtronic, Inc.                                            540,000     27,675,000
----------------------------------------------------------------------------------
PerkinElmer, Inc.                                          150,000     13,490,625
                                                                     -------------
                                                                       99,179,375

                    16 OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                     MARKET VALUE
                                                            SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
TECHNOLOGY--29.2%
----------------------------------------------------------------------------------
COMPUTER HARDWARE--2.9%
Compaq Computer Corp.                                      800,000   $ 27,250,000
----------------------------------------------------------------------------------
Dell Computer Corp.(1)                                     200,000      8,725,000
----------------------------------------------------------------------------------
Hewlett-Packard Co.                                        200,000     24,150,000
----------------------------------------------------------------------------------
Network Appliance, Inc.(1)                                 384,700     45,009,900
----------------------------------------------------------------------------------
Read-Rite Corp.(1)                                         110,000        993,438
----------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                              1,100,000     65,312,500
----------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                                  150,000     19,040,625
                                                                     -------------
                                                                      190,481,463

----------------------------------------------------------------------------------
COMPUTER SOFTWARE--7.0%
America Online, Inc.(1)                                  1,100,000     64,487,500
----------------------------------------------------------------------------------
BMC Software, Inc.(1)                                    1,000,000     27,000,000
----------------------------------------------------------------------------------
Microsoft Corp.(1)                                       2,300,000    160,568,750
----------------------------------------------------------------------------------
Novell, Inc.(1)                                          2,170,000     26,582,500
----------------------------------------------------------------------------------
Oracle Corp.(1)                                            900,000     81,843,750
----------------------------------------------------------------------------------
Sybase, Inc.(1)                                            840,000     23,047,500
----------------------------------------------------------------------------------
Veritas Software Corp.(1)                                  390,000     47,019,375
----------------------------------------------------------------------------------
Yahoo!, Inc.(1)                                            280,000     34,020,000
                                                                     -------------
                                                                      464,569,375

----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--9.6%
ADC Telecommunications, Inc.(1)                            400,000     16,375,000
----------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                   2,800,000    192,150,000
----------------------------------------------------------------------------------
L.M. Ericsson Telephone Co. ADR, Cl. B                     800,000     16,400,000
----------------------------------------------------------------------------------
Lucent Technologies, Inc.                                1,350,000     56,446,875
----------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR                     4,170,000    187,389,375
----------------------------------------------------------------------------------
Nortel Networks Corp.                                    1,800,000    146,812,500
----------------------------------------------------------------------------------
Tellabs, Inc.(1)                                           470,000     26,408,125
                                                                     -------------
                                                                      641,981,875

----------------------------------------------------------------------------------
ELECTRONICS--9.7%
Analog Devices, Inc.(1)                                    540,000     54,270,000
----------------------------------------------------------------------------------
Applied Materials, Inc.(1)                                 238,832     20,614,187
----------------------------------------------------------------------------------
Atmel Corp.(1)                                           3,400,000     68,000,000
----------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                             800,000     39,550,000
----------------------------------------------------------------------------------
DuPont Photomasks, Inc.(1)                                 299,100     22,694,213
----------------------------------------------------------------------------------
International Rectifier Corp.(1)                           650,000     40,909,375

                    17 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Continued


                                                                     MARKET VALUE
                                                            SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
ELECTRONICS Continued
JDS Uniphase Corp.(1)                                      150,000   $ 18,672,656
----------------------------------------------------------------------------------
Micron Technology, Inc.(1)                                 600,000     49,050,000
----------------------------------------------------------------------------------
National Semiconductor Corp.(1)                            880,000     39,160,000
----------------------------------------------------------------------------------
Novellus Systems, Inc.(1)                                  640,000     39,400,000
----------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                1,400,000     62,475,000
----------------------------------------------------------------------------------
Texas Instruments, Inc.                                    800,000     53,550,000
----------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                             905,000     80,375,313
----------------------------------------------------------------------------------
Waters Corp.(1)                                            720,000     57,285,000
                                                                     -------------
                                                                      646,005,744

----------------------------------------------------------------------------------
TRANSPORTATION--1.2%
----------------------------------------------------------------------------------
AIR TRANSPORTATION--0.1%
AMR Corp.(1)                                               300,000      9,843,750
----------------------------------------------------------------------------------
RAILROADS & TRUCKERS--0.7%
Canadian Pacific Ltd.                                    1,450,000     39,603,125
----------------------------------------------------------------------------------
CSX Corp.                                                  381,600      9,110,700
                                                                     -------------
                                                                       48,713,825

----------------------------------------------------------------------------------
SHIPPING--0.4%
FedEx Corp.(1)                                             600,000     24,210,000
----------------------------------------------------------------------------------
UTILITIES--2.3%
----------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.6%
Calpine Corp.(1)                                           886,400     87,753,600
----------------------------------------------------------------------------------
Potomac Electric Power Co.                                 700,000     17,631,250
                                                                     -------------
                                                                      105,384,850

----------------------------------------------------------------------------------
GAS UTILITIES--0.7%
Kinder Morgan, Inc.                                        300,000     11,043,750
----------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                  800,000     36,850,000
                                                                     -------------
                                                                       47,893,750
                                                                     -------------
Total Common Stocks (Cost $4,063,739,153)                           5,913,305,916


                    18 OPPENHEIMER CAPITAL APPRECIATION FUND

                                                           PRINCIPAL   MARKET VALUE
                                                              AMOUNT     SEE NOTE 1
====================================================================================
U.S. GOVERNMENT OBLIGATIONS--0.4%
U.S. Treasury Nts., 6.375%, 4/30/02 (Cost $29,804,581)   $30,000,000   $ 30,056,250

====================================================================================
STRUCTURED INSTRUMENTS--0.4%
Credit Suisse First Boston Corp. (New York Branch),
Carnival Corp. Equity Linked Nts., 7%, 7/17/02(2)         15,000,834     14,475,805
------------------------------------------------------------------------------------
Merrill Lynch & Co. Medium-Term Linked Nts., Series B,
7%, 7/8/02                                                15,000,000     10,950,000
                                                                       -------------
Total Structured Instruments (Cost $30,000,834)                          25,425,805

====================================================================================
SHORT-TERM NOTES--7.2%
American Express Credit Corp., 6.52%, 9/13/00             21,100,000     21,054,143
------------------------------------------------------------------------------------
CIESCO LP, 6.49%, 10/5/00                                 50,000,000     49,693,528
------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.49%, 9/15/00               30,000,000     29,924,283
------------------------------------------------------------------------------------
Corporate Asset-Backed Corp., 6.51%, 10/6/00              35,100,000     34,877,846
------------------------------------------------------------------------------------
Corporate Receivables Corp., 6.53%, 9/20/00               50,000,000     49,827,681
------------------------------------------------------------------------------------
GE Capital International Funding, Inc., 6.52%, 9/21/00    50,000,000     49,818,889
------------------------------------------------------------------------------------
Heller Financial, Inc., 6.57%, 9/21/00                    25,000,000     24,908,750
------------------------------------------------------------------------------------
Heller Financial, Inc., 6.61%, 9/5/00                     50,000,000     49,963,278
------------------------------------------------------------------------------------
Household Finance Corp., 6.51%, 9/14/00                   25,000,000     24,941,229
------------------------------------------------------------------------------------
Motiva Enterprises LLC, 6.51%, 9/18/00                    25,000,000     24,923,146
------------------------------------------------------------------------------------
Motiva Enterprises LLC, 6.52%, 9/19/00                    20,000,000     19,934,800
------------------------------------------------------------------------------------
New Center Asset Trust, 6.52%, 10/19/00                   50,000,000     49,565,333
------------------------------------------------------------------------------------
Wal-Mart Stores, Inc., 6.50%, 10/11/00                    50,000,000     49,638,889
                                                                       -------------

Total Short-Term Notes (Cost $479,071,795)                              479,071,795

                                                              SHARES
====================================================================================
OTHER SECURITIES--0.7%
Nasdaq-100 Unit Investment Trust(1) (Cost $40,833,810)       420,000     42,787,500


                    19 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Continued


                                                                        PRINCIPAL     MARKET VALUE
                                                                           AMOUNT       SEE NOTE 1
===================================================================================================
REPURCHASE AGREEMENTS--2.6%
Repurchase agreement with Zion First National Bank, 6.57%,
dated 8/31/00, to be repurchased at $174,935,920 on 9/1/00,
collateralized by U.S. Treasury Nts., 5.25%-7.75%, 2/28/01-7/15/06,
with a value of $178,748,017 (Cost $174,904,000)                     $174,904,000   $  174,904,000
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $4,818,354,173)                            99.8%   6,665,551,266
---------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                               0.2       14,326,190
                                                                     ------------------------------
NET ASSETS                                                                  100.0%  $6,679,877,456
                                                                     ==============================



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    20 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2000


===================================================================================================
ASSETS
Investments, at value (cost $4,818,354,173)--see accompanying statement           $ 6,665,551,266
---------------------------------------------------------------------------------------------------
Cash                                                                                      800,527
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                     17,525,560
Interest and dividends                                                                  5,037,504
Other                                                                                     332,127
                                                                                  -----------------
Total assets                                                                        6,689,246,984

===================================================================================================
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                  3,482,119
Distribution and service plan fees                                                      2,037,605
Transfer and shareholder servicing agent fees                                           1,964,735
Investments purchased                                                                     715,143
Registration and filing fees                                                              533,533
Trustees' compensation                                                                    340,653
Other                                                                                     295,740
                                                                                  -----------------
Total liabilities                                                                       9,369,528

===================================================================================================
NET ASSETS                                                                         $6,679,877,456
                                                                                  =================

===================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                    $4,320,720,098
---------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                    (277,880)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                         512,238,145
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies                         1,847,197,093
                                                                                  -----------------
NET ASSETS                                                                         $6,679,877,456
                                                                                  =================


                    21 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

==============================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $3,648,961,253 and 58,738,938 shares of beneficial interest outstanding)            $62.12
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                            $65.91
----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,333,386,578 and 22,296,891 shares of beneficial interest outstanding)               $59.80
----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$402,442,191 and 6,799,509 shares of beneficial interest outstanding)                  $59.19
----------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,295,087,434 and 20,718,203 shares of
beneficial interest outstanding)                                                       $62.51


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    22 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

==============================================================================================
INVESTMENT INCOME
Interest                                                                       $   27,097,486
----------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $414,408)                           25,774,191
                                                                               ---------------
Total income                                                                       52,871,677
==============================================================================================
EXPENSES
Management fees                                                                    29,201,218
----------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                             6,679,168
Class B                                                                             9,208,551
Class C                                                                             2,791,044
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                             5,744,473
Class B                                                                             1,861,755
Class C                                                                               561,676
Class Y                                                                                43,089
----------------------------------------------------------------------------------------------
Trustees' compensation                                                                205,344
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                           199,919
----------------------------------------------------------------------------------------------
Other                                                                               1,751,079
                                                                               ---------------
Total expenses                                                                     58,247,316
Less expenses paid indirectly                                                         (70,909)
                                                                               ---------------
Net expenses                                                                       58,176,407

==============================================================================================
NET INVESTMENT LOSS                                                                (5,304,730)

==============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                       610,655,373
Foreign currency transactions                                                        (133,737)
                                                                               ---------------
Net realized gain                                                                 610,521,636

----------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                     1,150,735,827
Translation of assets and liabilities denominated in foreign currencies               247,932
                                                                               ---------------
Net change                                                                      1,150,983,759
                                                                               ---------------
Net realized and unrealized gain                                                1,761,505,395

==============================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $1,756,200,665
                                                                               ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    23 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS


YEAR ENDED AUGUST 31,                                                                   2000              1999
================================================================================================================
OPERATIONS
Net investment loss                                                          $    (5,304,730)   $   (4,314,868)
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                610,521,636       213,387,917
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                          1,150,983,759       635,648,269
                                                                             ---------------    ----------------
Net increase in net assets resulting from operations                           1,756,200,665       844,721,318

================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                   --        (3,435,127)
Class Y                                                                                   --        (1,089,768)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                         (156,146,182)     (101,506,314)
Class B                                                                          (44,540,426)      (17,982,633)
Class C                                                                          (13,722,828)       (6,603,979)
Class Y                                                                          (34,586,462)      (14,490,090)

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          665,798,352       332,180,412
Class B                                                                          530,123,230       250,141,075
Class C                                                                          155,176,037        57,426,203
Class Y                                                                          632,947,701       165,100,529

================================================================================================================
NET ASSETS
Total increase                                                                 3,491,250,087     1,504,461,626
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                            3,188,627,369     1,684,165,743
                                                                             ---------------    ----------------

End of period (including overdistributed net investment
income of $277,880 and $213,477, respectively)                                $6,679,877,456    $3,188,627,369
                                                                             ===============    ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    24 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS


                                                                                                  YEAR       YEAR
                                                                                                 ENDED      ENDED
                                                                                              AUG. 31,   DEC. 31,
CLASS A                                            2000        1999       1998        1997        1996(1)    1995
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $44.73      $32.53     $38.63      $30.81      $27.44    $ 22.63
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.02)       (.04)       .17         .18         .11        .24
Net realized and unrealized gain (loss)           20.63       14.87      (1.55)      11.36        3.26       7.61
                                                 -----------------------------------------------------------------
Total income (loss) from
investment operations                             20.61       14.83      (1.38)      11.54        3.37       7.85
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 --        (.09)      (.15)       (.17)         --       (.24)
Distributions from net realized gain              (3.22)      (2.54)     (4.57)      (3.55)         --      (2.80)
                                                 -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (3.22)      (2.63)     (4.72)      (3.72)         --      (3.04)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $62.12      $44.73     $32.53      $38.63      $30.81     $27.44
                                                 ================================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               48.01%      47.36%     (4.06)%     40.52%      12.28%     34.85%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $3,649      $2,071     $1,234      $1,179        $789       $758
------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                 $2,898      $1,789     $1,353      $  986        $790       $538
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                          0%      (0.05)%     0.48%       0.53%       0.55%      1.08%
Expenses                                           1.06%       1.04%      1.00%(4)    1.01%(4)    1.09%(4)   1.03%(4)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              44%         59%        60%         66%         45%        72%


1. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    25 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued


                                                                                                  YEAR       YEAR
                                                                                                 ENDED      ENDED
                                                                                              AUG. 31,   DEC. 31,
CLASS B                                            2000        1999       1998        1997        1996(1)    1995(2)
==================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period             $43.48      $31.85     $38.07      $30.56      $27.37     $29.77
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.20)       (.21)      (.02)        .07          --       (.14)
Net realized and unrealized gain (loss)           19.74       14.38      (1.62)      11.05        3.19        .78
                                                ------------------------------------------------------------------
Total income (loss) from
investment operations                             19.54       14.17      (1.64)      11.12        3.19        .64
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 --          --       (.01)       (.06)         --       (.24)
Distributions from net realized gain              (3.22)      (2.54)     (4.57)      (3.55)         --      (2.80)
                                                ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (3.22)      (2.54)     (4.58)      (3.61)         --      (3.04)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $59.80      $43.48     $31.85      $38.07      $30.56     $27.37
                                                ==================================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)               46.88%      46.20%     (4.86)%     39.30%      11.65%      1.67%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $1,333        $532       $194         $52          $5         $3
------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                 $  922        $372       $133         $24          $4         $1
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                               (0.76)%     (0.86)%    (0.37)%     (0.33)%     (0.25)%    (0.54)%
Expenses                                           1.83%       1.84%      1.81%(5)    1.86%(5)    1.94%(5)   2.62%(5)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              44%         59%        60%         66%         45%        72%


1. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.

2. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    26 OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                                                  YEAR       YEAR
                                                                                                 ENDED      ENDED
                                                                                              AUG. 31,   DEC. 31,
CLASS C                                            2000        1999       1998        1997        1996(1)    1995
=================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $43.06      $31.57     $37.76      $30.27      $27.11     $22.50
-----------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment income (loss)                       (.18)       (.23)      (.03)        .01        (.03)       .09
Net realized and unrealized gain (loss)           19.53       14.26      (1.59)      11.03        3.19       7.43
                                               ------------------------------------------------------------------
Total income (loss) from
investment operations                             19.35       14.03      (1.62)      11.04        3.16       7.52
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              --          --         --          --          --          (.11)
Distributions from net realized gain              (3.22)      (2.54)     (4.57)      (3.55)      --         (2.80)
                                               ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (3.22)      (2.54)     (4.57)      (3.55)      --         (2.91)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $59.19      $43.06     $31.57      $37.76      $30.27     $27.11
                                               ==================================================================

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               46.89%      46.16%     (4.84)%     39.35%      11.66%     33.56%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $402        $165        $76         $36         $10         $7
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $279        $126        $62         $20         $ 9         $4
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                      (0.76)%     (0.86)%    (0.36)%     (0.32)%     (0.30)%     0.19%
Expenses                                           1.83%       1.85%      1.82%(4)    1.85%(4)    1.93%(4)   1.90%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              44%         59%        60%         66%         45%        72%


1. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    27 OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                                YEAR       PERIOD
                                                                                               ENDED        ENDED
                                                                                          AUGUST 31,   AUGUST 31,
CLASS Y                                                                           2000          1999         1998(1)
=================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                                            $44.81        $32.56       $40.15
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                              .13           .13          .30
Net realized and unrealized gain (loss)                                          20.79         14.85        (3.11)
                                                                                ---------------------------------
Total income (loss) from investment operations                                   20.92         14.98        (2.81)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                             --             (.19)        (.21)
Distributions from net realized gain                                             (3.22)        (2.54)       (4.57)
                                                                                ---------------------------------
Total dividends and/or distributions
to shareholders                                                                  (3.22)        (2.73)       (4.78)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $62.51        $44.81       $32.56
                                                                                =================================

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                                             48.64%        47.90%       (7.45)%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                         $1,295          $420         $181
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                 $ 855          $307         $139
Ratios to average net assets:(3)
Net investment income                                                            0.45%         0.30%         0.75%
Expenses                                                                         0.64%         0.68%         0.69%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            44%           59%         60%


1. For the period from November 3, 1997 (inception of offering) to August 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    28 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    29 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2000, a provision of $75,428 was made for the Fund's projected benefit obligations and payments of $11,052 were made to retired trustees, resulting in an accumulated liability of $277,915 as of August 31, 2000.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                    30 OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $51,894,190, a decrease in overdistributed net investment income of $5,240,327, and a decrease in accumulated net realized gain on investments of $57,134,517. This reclassification includes $51,906,667 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    31 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED AUGUST 31, 2000              YEAR ENDED AUGUST 31, 1999
                                            SHARES              AMOUNT              SHARES              AMOUNT

---------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                    21,248,494      $1,161,716,520          16,486,612       $ 682,694,426
Dividends and/or
distributions reinvested                 2,997,611         146,972,843           2,761,935         101,086,519
Redeemed                               (11,817,625)       (642,891,011)        (10,867,095)       (451,600,533)
                                       ------------------------------------------------------------------------
Net increase                            12,428,480        $665,798,352           8,381,452        $332,180,412
                                       ========================================================================

---------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                    12,651,311       $ 670,804,410           8,303,860       $ 339,552,020
Dividends and/or
distributions reinvested                   907,173          43,064,587             488,475          17,477,638
Redeemed                                (3,488,619)       (183,745,767)         (2,644,213)       (106,888,583)
                                       ------------------------------------------------------------------------
Net increase                            10,069,865        $530,123,230           6,148,122        $250,141,075
                                       ========================================================================

---------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                     4,959,476       $ 257,314,222           3,159,608       $ 128,803,033
Dividends and/or
distributions reinvested                   280,983          13,200,947             180,148           6,384,452
Redeemed                                (2,278,272)       (115,339,132)         (1,911,652)        (77,761,282)
                                       ------------------------------------------------------------------------
Net increase                             2,962,187        $155,176,037           1,428,104        $ 57,426,203
                                       ========================================================================

---------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                    12,933,936        $723,894,124           4,483,054       $ 191,633,897
Dividends and/or
distributions reinvested                   703,262          34,586,461             426,028          15,579,858
Redeemed                                (2,302,166)       (125,532,884)         (1,069,125)        (42,113,226)
                                       ------------------------------------------------------------------------
Net increase                            11,335,032        $632,947,701           3,839,957        $165,100,529
                                       ========================================================================



================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $3,232,360,809 and $1,987,229,452, respectively.

     As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,826,490,281 was:

         Gross unrealized appreciation                     $ 2,127,096,232
         Gross unrealized depreciation                        (288,035,247)
                                                           ---------------
         Net unrealized appreciation                       $ 1,839,060,985
                                                           ===============


                    32 OPPENHEIMER CAPITAL APPRECIATION FUND

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion and 0.56% of average annual net assets over $2.5 billion. Effective January 1, 2000, the rate was revised to 0.56% of average annual net assets over $2.5 billion to $4.5 billion and 0.54% of average annual net assets over $4.5 billion. The Fund's management fee for the year ended August 31, 2000 was an annualized rate of 0.59%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                 AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                                 FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                             SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
                                ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
YEAR ENDED                          SHARES      DISTRIBUTOR     DISTRIBUTOR(1)    DISTRIBUTOR(1)   DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------
August 31, 2000                 $9,222,674       $2,675,878       $1,710,262      $12,986,219       $1,180,044

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   CLASS A                           CLASS B                           CLASS C
                       CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                             SALES CHARGES                     SALES CHARGES                     SALES CHARGES
YEAR ENDED         RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------
August 31, 2000                    $35,205                        $1,325,150                           $46,952



The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                    33 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $6,679,168 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $405,591 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                                             DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                 AGGREGATE        UNREIMBURSED
                                                                              UNREIMBURSED       EXPENSES AS %
                                    TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                        UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
--------------------------------------------------------------------------------------------------------------
Class B Plan                            $9,208,551          $7,675,513         $18,419,726               1.38%
Class C Plan                             2,791,044           1,039,502           2,181,019               0.54


                    34 OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2000 was $14,475,805, which represents 0.22% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

--------------------------------------------------------------------------------
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended August 31, 2000.


                    35 OPPENHEIMER CAPITAL APPRECIATION FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Capital Appreciation Fund as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the eight-month period ended August 31, 1996 and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the eight-month period ended August 31, 1996 and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.




 KPMG LLP

 Denver, Colorado
 September 22, 2000

                    36 OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $3.2245, per share were paid to Class A, Class B, Class C and Class Y shareholders on December 7, 1999, of which $2.2512 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended August 31, 2000 which are not designated as capital gain distributions should be multiplied by 5.77% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    37 OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND


===============================================================================
OFFICERS AND TRUSTEES     Leon Levy, Chairman of the Board of Trustees
                          Donald W. Spiro, Vice Chairman of the Board of
                            Trustees
                          Bridget A. Macaskill, Trustee and President
                          Robert G. Galli, Trustee
                          Phillip A. Griffiths, Trustee
                          Benjamin Lipstein, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Clayton K. Yeutter, Trustee
                          Jane Putnam, Vice President
                          Andrew J. Donohue, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS      KPMG LLP

===============================================================================
LEGAL COUNSEL             Mayer, Brown & Platt

                          For more complete information about Oppenheimer Capital Appreciation Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM.

                          SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.

                          (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


                    38 OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMERFUNDS FAMILY

===========================================================================================================
GLOBAL EQUITY
                               Developing Markets Fund                 Global Fund
                               International Small Company Fund        Quest Global Value Fund
                               Europe Fund                             Global Growth & Income Fund
                               International Growth Fund

===========================================================================================================
EQUITY
                               Stock                                   Stock & Bond
                               Emerging Technologies Fund              Main Street(R) Growth & Income Fund
                               Enterprise Fund                         Quest Opportunity Value Fund
                               Discovery Fund                          Total Return Fund
                               Main Street(R) Small Cap Fund           Quest Balanced Value Fund
                               Quest Small Cap Fund(1)                 Capital Income Fund
                               MidCap Fund                             Multiple Strategies Fund
                               Main Street(R) Opportunity Fund         Disciplined Allocation Fund(2)
                               Growth Fund                             Convertible Securities Fund
                               Capital Appreciation Fund
                               Large Cap Growth Fund                   Specialty
                               Disciplined Value Fund(2)               Real Asset Fund(R)
                               Quest Capital Value Fund                Gold & Special Minerals Fund
                               Quest Value Fund
                               Trinity Growth Fund
                               Trinity Core Fund
                               Trinity Value Fund

===========================================================================================================
FIXED INCOME
                               Taxable                                 Municipal
                               International Bond Fund                 California Municipal Fund(3)
                               World Bond Fund(2)                      Main Street(R) California Municipal Fund(2,3)
                               High Yield Fund                         Florida Municipal Fund(3)
                               Champion Income Fund                    New Jersey Municipal Fund(3)
                               Strategic Income Fund                   New York Municipal Fund(3)
                               Bond Fund                               Pennsylvania Municipal Fund(3)
                               Senior Floating Rate Fund               Municipal Bond Fund
                               U.S. Government Trust                   Insured Municipal Fund(2)
                               Limited-Term Government Fund            Intermediate Municipal Fund

                                                                       Rochester Division
                                                                       Rochester Fund Municipals
                                                                       Limited Term New York Municipal Fund

===========================================================================================================
MONEY MARKET(4)
                               Money Market Fund                       Cash Reserves


1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.

2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund, subject to shareholder approval.

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                    39 OPPENHEIMER CAPITAL APPRECIATION FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS MARKET HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: OPTFX  Class B: OTGBX  Class C: OTFCX  Class Y: OTCYX

1. At times this website may be inaccessible or its transaction feature may be unavailable.

[OPPENHEIMERFUNDS(R) LOGO]

RA0320.001.0800  October 30, 2000>